Cohen & Steers, Inc.
280 Park Avenue
New York, NY 10017-1216
Tel 212.832.3232

Contact:

Matthew S. Stadler

Executive Vice President

Chief Financial Officer

Cohen & Steers, Inc.

(212) 446-9168

COHEN & STEERS REPORTS THIRD QUARTER 2006 RESULTS

Reports Record Quarterly Revenue and Earnings

Assets Under Management Reach Record High of $25.5 Billion

NEW YORK, NY, October 25, 2006 — Cohen & Steers, Inc. (NYSE: CNS) today reported record net income of $15.7 million, or $0.39 per share (diluted and basic) for the quarter ended September 30, 2006, compared with net income of $8.0 million, or $0.20 per share (diluted and basic) for the quarter ended September 30, 2005. Total revenue in the third quarter of 2006 was $54.0 million, up 48.1% from $36.4 million in the third quarter of 2005.

For the nine months ended September 30, 2006, the Company recorded a net loss of $13.4 million, or $0.34 per share (diluted and basic), which includes a $1.25 per share after-tax expense associated with the termination of additional compensation agreements for certain of the Company’s closed-end mutual funds and a $0.02 per share after-tax gain from the sale of property and equipment. In the comparable period in 2005, net income was $23.6 million or $0.58 per diluted share and $0.59 per basic share. The 2005 results were reduced by $0.05 per share attributable to a decrease in the Company’s net deferred tax asset and expenses associated with the launch of four mutual funds. Total revenue was $133.9 million for the nine months ended September 30, 2006, up 23.1% from $108.8 million for the nine months ended September 30, 2005.

Assets Under Management

Assets under management reached a record $25.5 billion at September 30, 2006, a 9.6% increase from $23.2 billion at June 30, 2006 and a 26.3% increase from $20.2 billion at September 30, 2005.

The Company had record net inflows of $446 million into its open-end mutual funds during the quarter ended September 30, 2006, led by U.S. and international real estate securities portfolios. “We are beginning to see positive results from the recently completed expansion of our retail sales force,” stated Robert Steers, co-chairman and co-chief executive officer of Cohen & Steers.

Assets managed by Houlihan Rovers, the Company’s Brussels-based affiliate, were $3.5 billion at September 30, 2006, a 21.2% increase from $2.9 billion at June 30, 2006 and a 190.0% increase from $1.2 billion at September 30, 2005. Cohen & Steers assets under management at September 30, 2006, June 30, 2006 and September 30, 2005 included $2.6 billion, $2.1 billion and $387 million, respectively, of assets managed by Houlihan Rovers through sub-advisory and similar arrangements.

Recent Developments

The Company recently announced that it reached an agreement to acquire the remaining 50% of Houlihan Rovers. “This further demonstrates our commitment to expand our international presence and will allow us to fully integrate our global platform,” said Martin Cohen, co-chairman and co-chief executive officer of Cohen & Steers.

Other recent highlights include:

•	Cohen & Steers Asia Pacific Realty Shares, an open-end mutual fund launched in July 2006, recorded $52 million of net inflows.

•	The investment banking segment achieved record quarterly revenue and record quarterly pretax earnings.

•	The Company filed a registration statement with the Securities and Exchange Commission for Cohen & Steers Closed-End Opportunity Fund. This closed-end mutual fund will seek to maximize total return through investment in a portfolio of closed-end management investment companies that invest significantly in equity or income-producing securities.

•	Three of the Company’s funds were recently named to the Wall Street Journal’s “Category Kings” rankings, a list of top-performing mutual funds in a wide variety of sectors and asset classes based on 3-month, 1-year, 5-year and 10-year returns.

•	Cohen & Steers was named Nonprofit Real Asset Manager of the Year by Institutional Investor.

•	The Company’s website, www.cohenandsteers.com, was awarded the “Best Mutual Fund WebSite Award” for the second consecutive year in the Web Marketing Association’s 2006 competition.

Asset Management Segment

Total revenue for the asset management segment was $44.1 million for the three months ended September 30, 2006, an increase of 24.1% from $35.5 million for the three months ended September 30, 2005. Asset management recorded pretax net income of $17.2 million for the three months ended September 30, 2006, an increase of 25.5% from $13.7 million for the third quarter of 2005. Assets under management reached $25.5 billion at September 30, 2006, an increase of 26.3% from $20.2 billion at September 30, 2005.

The Company recorded net inflows of $446 million into open-end mutual funds during the quarter ended September 30, 2006. This marked the fifth consecutive quarter of positive inflows into open-end mutual funds, and was led by Cohen & Steers International Realty Fund which had net inflows of $348 million.

Institutional separate accounts had net outflows of $5 million during the quarter ended September 30, 2006. The impact of client rebalancing, which continued in the face of strong performance, was neutralized by inflows resulting from new client relationships and accounts generated by the institutional marketing team.

Houlihan Rovers recorded net income of $1.0 million for the quarter ended September 30, 2006, up from $570,000 for the quarter ended September 30, 2005. The Company records 50% of Houlihan Rovers’ net income.

Investment Banking Segment

Total revenue for the investment banking segment was $10.4 million for the quarter ended September 30, 2006, compared with $1.2 million for the quarter ended September 30, 2005. The investment banking segment recorded pretax income of $6.2 million for the quarter ended September 30, 2006, compared with a pretax loss of $445,000 for the quarter ended September 30, 2005. Revenue from investment banking activity is dependent on the completion of transactions, the timing of which cannot reasonably be predicted.

Conference Call Information

Cohen & Steers will hold a conference call tomorrow, October 26, 2006 at 11:00 a.m. Eastern Time to discuss the Company’s third quarter results. Investors and analysts can access the live conference call by dialing (800) 683-1565 (domestic) and (973) 935-2101 (international); PIN: 8013398. A replay of the call will be available for two weeks starting at approximately 2:00 p.m. (ET) on October 26, 2006 and can be accessed at (877) 519-4471 (domestic) and (973) 341-3080 (international); PIN: 8013398. Internet access to the webcast, which includes audio (listen-only), will be available on the Company’s website at cohenandsteers.com under “Corporate Info.” The webcast will be archived on Cohen & Steers’ website for two weeks. Participants should plan to register at least 10 minutes before the conference call begins.

About Cohen & Steers, Inc.

Cohen & Steers is a manager of high-income equity portfolios, specializing in U.S. REITs, international real estate securities, preferred securities, utilities and large cap value stocks. Headquartered in New York City, the firm serves individual and institutional investors through a wide range of open-end mutual funds, closed-end mutual funds and separate accounts.

Forward-Looking Statements

This press release and other statements that Cohen & Steers may make may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which reflect the Company’s current views with respect to, among other things, its operations and financial performance. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative versions of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties.

Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. The Company believes that these factors include, but are not limited to, those described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, which is accessible on the Securities and Exchange Commission’s website at http://www.sec.gov and on Cohen & Steers website at cohenandsteers.com. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release. The Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

Performance Notes

The three Cohen & Steers Funds named to the recent Category Kings rankings were Cohen & Steers International Realty Fund – Class A Shares, Cohen & Steers Realty Focus Fund – Class A Shares and Cohen & Steers Realty Shares.

Cohen & Steers International Realty Fund – Class A Shares: The Wall Street Journal, October 3, 2006, “Category Kings in 19 Realms,” p. R11. Top-performing funds in each category, ranked by one-year total returns (changes in net asset values with reinvested distributions) as of September 30, 2006. For the one-year period ended September 30, 2006, the fund was ranked 8th out of 250 funds in the real estate funds category. All performance numbers are preliminary.

Cohen & Steers Realty Focus Fund – Class A Shares: The Wall Street Journal, October 3, 2006, “Third Quarter Best Performers,” p. R13. Best-performing stock funds for the quarter ended September 30, 2006. For the third quarter ended September 30, the fund was ranked 35th in the list of funds measured. For the one-year period ended September 30, the fund was ranked 174th out of 250 funds in the real estate funds category. For the five-year period ended September 30, the fund was ranked 7th out of 130 in the real estate funds category. All performance numbers are preliminary and include both share prices and reinvested dividends.

Cohen & Steers Realty Shares: The Wall Street Journal, October 3, 2006, “Ten-Year Best Performers,” p. R13. Best-performing stock funds for the period ended September 30, 2006. For the one-year period ended September 30, the fund was ranked 60th out of 250 in the real estate funds category. For the five-year period ended September 30, the fund was ranked 25th out of 130 in the real estate funds category. For the 10-year period ended September 30, the fund was ranked 8th out of 37 in the real estate funds category. All performance numbers are preliminary and include both share prices and reinvested dividends. Ten-year returns are annualized.

Please consider the investment objectives, risks, charges and expenses of the funds carefully before investing. A prospectus and fact sheet containing this and other information may be obtained by calling 1-800-330-7348. Please read the prospectus carefully before investing.

Risks of investing in real estate securities include falling property values due to increasing vacancies or declining rents resulting from economic, legal, or technological developments. Foreign securities involve special risks, including currency fluctuations, lower liquidity, political and economic uncertainties, and differences in accounting standards. Some international securities may represent small- and medium-sized companies, which may be more susceptible to price volatility and less liquidity than larger companies.

Cohen & Steers Closed-End Opportunity Fund, Inc. For more complete information about the fund, including charges and expenses, please call (800) 330-7348 for a prospectus. There are special risks associated with an investment in the fund. These risks are described in the prospectus, which you should read carefully before you invest or send money. A registration statement relating to these securities has been filed with the Securities and Exchange Commission, but has not yet become effective. The information in the registration statement is not complete and may be changed. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This communication shall not constitute an offer to sell or the solicitation of any offer to buy, nor shall there be any sale of these securities in any such state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any state.

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Cohen & Steers, Inc. and Subsidiaries

Condensed Consolidated Statements of Income (Unaudited)

For the Periods Ended

(in thousands, except per share data)

	Three Months Ended			% Change From
	September 30, 2006	June 30, 2006	September 30, 2005	June 30, 2006	September 30, 2005
Revenue
Investment advisory and administration fees	$38,480	$35,298	$31,402
Distribution and service fee revenue	4,015	3,530	3,122
Portfolio consulting and other	1,080	1,165	720
Investment banking fees	10,375	2,128	1,187

Total revenue	53,950	42,121	36,431	28.1%	48.1%

Expenses
Employee compensation and benefits	16,066	11,992	10,154
Distribution and service fee expenses	5,642	81,118	7,838
General and administrative	8,159	6,703	5,195
Depreciation and amortization	1,597	1,623	1,380
Amortization, deferred commissions	1,139	991	826

Total expenses	32,603	102,427	25,393	(68.2)%	28.4%

Operating income (loss)	21,347	(60,306)	11,038	*	93.4%

Non-operating income (expense)
Interest and dividend income	686	645	877
Gain from sale of marketable securities	834	530	827
Gain from sale of property and equipment	—	1,056	289
Foreign currency transaction loss	(8)	(29)	(33)
Interest expense	—	—	(54)

Total non-operating income	1,512	2,202	1,906	(31.3)%	(20.7)%

Income (loss) before provision for income taxes and equity in earnings of affiliate	22,859	(58,104)	12,944	*	76.6%
Provision for income taxes	7,648	(19,925)	5,226
Equity in earnings of affiliate	513	360	285

Net income (loss)	$15,724	$(37,819)	$8,003	*	96.5%

Earnings (loss) per share
Basic	$0.39	$(0.95)	$0.20	*	96.7%

Diluted	$0.39	$(0.95)	$0.20	*	95.1%

Weighted average shares outstanding
Basic	39,927	39,805	39,980

Diluted	40,647	39,805	40,371

*	Not meaningful

Cohen & Steers, Inc. and Subsidiaries

Condensed Consolidated Statements of Income (Unaudited)

For the Periods Ended

(in thousands, except per share data)

	Nine Months Ended		% Change From
	September 30, 2006	September 30, 2005	September 30, 2005
Revenue
Investment advisory and administration fees	$106,784	$87,732
Distribution and service fee revenue	10,746	8,941
Portfolio consulting and other	3,179	2,515
Investment banking fees	13,208	9,618

Total revenue	133,917	108,806	23.1%

Expenses
Employee compensation and benefits	38,655	27,963
Distribution and service fee expenses	94,436	21,861
General and administrative	20,557	16,400
Depreciation and amortization	4,771	4,144
Amortization, deferred commissions	2,879	2,625

Total expenses	161,298	72,993	121.0%

Operating income (loss)	(27,381)	35,813	*

Non-operating income (expense)
Interest and dividend income	2,388	2,232
Gain from sale of marketable securities	2,023	1,976
Gain from sale of property and equipment	1,056	289
Foreign currency transaction loss	(53)	(64)
Interest expense	—	(102)

Total non-operating income	5,414	4,331	25.0%

Income (loss) before provision for income taxes and equity in earnings of affiliate	(21,967)	40,144	*
Provision for income taxes	(7,368)	17,250
Equity in earnings of affiliate	1,221	683

Net income (loss)	$(13,378)	$23,577	*

Earnings (loss) per share
Basic	$(0.34)	$0.59	*

Diluted	$(0.34)	$0.58	*

Weighted average shares outstanding
Basic	39,865	39,999

Diluted	39,865	40,303

*	Not meaningful

Cohen & Steers, Inc. and Subsidiaries

Selected Segment Financial Data (Unaudited)

For the Periods Ended

(in thousands)

	Three Months Ended			% Change From
	September 30, 2006	June 30, 2006	September 30, 2005	June 30, 2006	September 30, 2005
Asset Management
Total revenue, including equity in earnings of affiliate	$44,088	$40,353	$35,529	9.3%	24.1%
Total expenses	(28,241)	(100,471)	(23,693)	(71.9)%	19.2%
Net non-operating income	1,308	2,135	1,838	(38.7)%	(28.8)%

Income (loss) before provision for income taxes	$17,155	$(57,983)	$13,674	*	25.5%

Investment Banking
Total revenue	$10,375	$2,128	$1,187	387.5%	774.1%
Total expenses	(4,362)	(1,956)	(1,700)	123.0%	156.6%
Net non-operating income	204	67	68	204.5%	200.0%

Income (loss) before provision for income taxes	$6,217	$239	$(445)	2,501.3%	*

Total
Total revenue, including equity in earnings of affiliate	$54,463	$42,481	$36,716	28.2%	48.3%
Total expenses	(32,603)	(102,427)	(25,393)	(68.2)%	28.4%
Net non-operating income	1,512	2,202	1,906	(31.3)%	(20.7)%

Income (loss) before provision for income taxes	$23,372	$(57,744)	$13,229	*	76.7%

	Nine Months Ended		% Change From
	September 30, 2006	September 30, 2005	September 30, 2005
Asset Management
Total revenue, including equity in earnings of affiliate	$121,930	$99,871	22.1%
Total expenses	(153,229)	(65,982)	132.2%
Net non-operating income	5,014	4,182	19.9%

Income (loss) before provision for income taxes	$(26,285)	$38,071	*

Investment Banking
Total revenue	$13,208	$9,618	37.3%
Total expenses	(8,069)	(7,011)	15.1%
Net non-operating income	400	149	168.5%

Income before provision for income taxes	$5,539	$2,756	101.0%

Total
Total revenue, including equity in earnings of affiliate	$135,138	$109,489	23.4%
Total expenses	(161,298)	(72,993)	121.0%
Net non-operating income	5,414	4,331	25.0%

Income (loss) before provision for income taxes	$(20,746)	$40,827	*

Certain prior period amounts have been reclassified to conform with the current period’s presentation.

*	Not meaningful

Cohen & Steers, Inc. and Subsidiaries

Assets Under Management (Unaudited)

For the Periods Ended

(in millions)

	Three Months Ended			% Change From
	September 30, 2006	June 30, 2006	September 30, 2005	June 30, 2006	September 30, 2005
Closed-End Mutual Funds
Assets under management, beginning of period	$10,098	$10,262	$10,007

Inflows	—	—	—
Market appreciation (depreciation)	588	(164)	78

Total increase (decrease)	588	(164)	78

Assets under management, end of period	$10,686	$10,098	$10,085	5.8%	6.0%

Open-End Mutual Funds
Assets under management, beginning of period	$6,740	$6,577	$5,428

Inflows	928	702	448
Outflows	(482)	(481)	(399)

Net inflows	446	221	49
Market appreciation (depreciation)	599	(58)	119

Total increase	1,045	163	168

Assets under management, end of period	$7,785	$6,740	$5,596	15.5%	39.1%

Institutional Separate Accounts
Assets under management, beginning of period	$6,407	$6,124	$4,428

Inflows	254	465	83
Outflows	(259)	(150)	(197)

Net inflows (outflows)	(5)	315	(114)
Market appreciation (depreciation)	594	(32)	165

Total increase	589	283	51

Assets under management, end of period	$6,996	$6,407	$4,479	9.2%	56.2%

Total
Assets under management, beginning of period	$23,245	$22,963	$19,863

Inflows	1,182	1,167	531
Outflows	(741)	(631)	(596)

Net inflows (outflows)	441	536	(65)
Market appreciation (depreciation)	1,781	(254)	362

Total increase	2,222	282	297

Assets under management, end of period (1)	$25,467	$23,245	$20,160	9.6%	26.3%

(1)	As of September 30, 2006, June 30, 2006 and September 30, 2005, assets under management included $2.6 billion, $2.1 billion and $387 million, respectively, of assets managed by Houlihan Rovers through sub-advisory and similar arrangements.

Cohen & Steers, Inc. and Subsidiaries

Assets Under Management (Unaudited)

For the Periods Ended

(in millions)

	Nine Months Ended		% Change From
	September 30, 2006	September 30, 2005	September 30, 2005
Closed-End Mutual Funds
Assets under management, beginning of period	$9,674	$8,984

Inflows	54	755
Market appreciation	958	346

Total increase	1,012	1,101

Assets under management, end of period	$10,686	$10,085	6.0%

Open-End Mutual Funds
Assets under management, beginning of period	$5,591	$5,199

Inflows	2,349	1,287
Outflows	(1,463)	(1,345)

Net inflows (outflows)	886	(58)
Market appreciation	1,308	455

Total increase	2,194	397

Assets under management, end of period	$7,785	$5,596	39.1%

Institutional Separate Accounts
Assets under management, beginning of period	$5,226	$4,118

Inflows	1,124	351
Outflows	(635)	(461)

Net inflows (outflows)	489	(110)
Market appreciation	1,281	471

Total increase	1,770	361

Assets under management, end of period	$6,996	$4,479	56.2%

Total
Assets under management, beginning of period	$20,491	$18,301

Inflows	3,527	2,393
Outflows	(2,098)	(1,806)

Net inflows	1,429	587
Market appreciation	3,547	1,272

Total increase	4,976	1,859

Assets under management, end of period (1)	$25,467	$20,160	26.3%

(1)	As of September 30, 2006 and September 30, 2005, assets under management included $2.6 billion and $387 million, respectively, of assets managed by Houlihan Rovers through sub-advisory and similar arrangements.